EXHIBIT 99.1


Slide 1


            The New York Tri-State Area's Leading Real Estate Company
                         Reckson Associates Realty Corp.

                                       RA

                         First Quarter 2002 Presentation
                          Earnings Results and Overview

                                   May 2, 2002

Slide 2


SUMMARY OF HIGHLIGHTS

o Reported diluted FFO of $.60 per share for the first quarter of 2002, as compared to $.69 per share for the comparable 2001 period, representing a per share decrease of 13%. FFO attributable to core real estate operations (deducting prior year income relating to the FrontLine Capital Group loans and RSVP joint ventures) was $.62 per share, representing a per share decrease of 3.2%.

o     Generated same property NOI increases, net of termination fees, of 8.0%
      (cash) and 1.9% (GAAP) for the first quarter of 2002, with the office properties representing 10.0% (cash) and 3.0% (GAAP).

o Generated same space rent growth of 22.8% (GAAP) and 13.3% (cash) for Office and 16.7% (GAAP) and 6.1% (cash) for Industrial/R&D for the first quarter of 2002.

o Reported occupancy of 95.1% for the overall portfolio for the first quarter of 2002, as compared to 94.6% for the fourth quarter of 2001. The office and industrial portfolios reported occupancies of 96.2% and 92.9%, respectively, as compared to 96.1% and 91.7%, respectively, for the fourth quarter of 2001.

o Achieved significant lease-up in the Company's two active development projects - leasing 100% of 103 JFK Parkway, Short Hills, NJ and increasing occupancy to 61% at Reckson Executive Park, Melville, Long Island.

o     Renewed 91.1% of expiring square footage.

o     Reduced lease expiration exposure in 2002 to 4.7%.

o     Appointed two new independent members to the Company's Board of Directors.

Slide 3


PORTFOLIO COMPOSITION - [GRAPHIC OMITTED]

NET OPERATING INCOME (A)
------------------------
Long Island       32%
Westchester       19%
New Jersey        15%
Connecticut        7%
New York City     27%

PRO FORMA PORTFOLIO STATS
-------------------------
o     20.5 Million Square Feet
o     181 Properties
o     1,270 Tenants Representing a Diverse Industry Base
o     Five Integrated Operating Divisions

 NOI:
      Office      86%
      Industrial  14%

AVERAGE TENANT SIZE:
      Office      12,000 sq. ft.
      Industrial  26,000 sq. ft.

OCCUPANCY: (B)
       Office     96.2%
       Industrial 92.9%

(a) Pro forma for 919 Third Avenue free rent add back and pro rata share of consolidated and unconsolidated joint ventures.

(b)   Excluding properties under development

Slide 4


MARKET OVERVIEW - [GRAPHICS OMITTED]

SOUTHERN CONNECTICUT       3Q99     1Q00    3Q00     1Q01     3Q01     1Q02
                           -------------------------------------------------
RA Portfolio Vacancy        8.8%     7.1%    4.6%     4.2%     4.6%     6.1%
Overall Vacancy             3.2%     5.1%    2.5%    10.9%    11.8%    13.7%
Direct Vacancy              3.1%     4.3%    2.1%     8.6%     7.8%     8.2%

WESTCHESTER                3Q99     1Q00    3Q00     1Q01     3Q01     1Q02
                           -------------------------------------------------
RA Portfolio Vacancy       14.6%     8.8%    5.7%     4.7%     6.6%     4.0%
Overall Vacancy            17.6%    16.3%   15.1%    14.1%    17.8%    19.2%
Direct Vacancy             16.5%    14.2%   13.9%    12.5%    13.8%    15.1%

LONG ISLAND                3Q99     1Q00    3Q00     1Q01     3Q01     1Q02
                           -------------------------------------------------
RA Portfolio Vacancy        5.9%     5.0%    6.0%     7.7%     6.5%     3.9%(a)
Overall Vacancy             5.2%     8.8%    5.9%     9.5%    10.3%    11.4%
Direct Vacancy              4.1%     7.4%    4.4%     7.6%     7.2%     7.1%

NORTHERN NEW JERSEY        3Q99     1Q00    3Q00     1Q01     3Q01     1Q02
                           ------------------------------------------------
RA Portfolio Vacancy        9.5%     5.6%    2.5%     1.1%     8.1%     4.0%
Overall Vacancy             8.4%     9.1%    6.5%    11.3%    11.6%    13.9%
Direct Vacancy              6.2%     6.9%    4.8%     7.3%     7.5%     8.0%

Source: Cushman & Wakefield Class A Statistics

(a) Excludes Reckson Executive Park, Melville, LI. Including this development property, the 1Q02 vacancy percentage for LI is 6.4%.

Slide 5


MARKET OVERVIEW - [GRAPHICS OMITTED]

NYC FINANCIAL EAST         3Q99     1Q00    3Q00     1Q01     3Q01     1Q02
                           -------------------------------------------------
RA Portfolio Vacancy        3.2%    16.0%    0.7%     1.3%     1.4%     3.8%
Overall Vacancy             6.3%     4.4%    2.1%     3.2%     5.0%    12.4%
Direct Vacancy              5.7%     3.2%    1.4%     2.5%     1.4%     8.5%

NYC MIDTOWN EAST SIDE      3Q99     1Q00    3Q00     1Q01     3Q01     1Q02
                           -------------------------------------------------
RA Portfolio Vacancy        3.4%     3.8%    3.4%     2.1%     1.9%     0.0%
Overall Vacancy             6.7%     4.4%    2.7%     2.4%     6.3%    10.5%
Direct Vacancy              4.9%     3.4%    2.2%     1.5%     3.1%     4.3%

NYC MIDTOWN WEST SIDE      3Q99     1Q00    3Q00     1Q01     3Q01     1Q02
                           -------------------------------------------------
RA Portfolio Vacancy        3.2%     0.4%    1.7%     1.8%     3.7%     4.7%
Overall Vacancy             5.8%     5.1%    2.3%     1.9%     6.0%     6.7%
Direct Vacancy              5.0%     3.8%    2.1%     1.5%     3.8%     4.2%

NYC SIXTH AVE./ROCKEFELLER CENTER   1Q00    3Q00     1Q01     3Q01     1Q02
                                    ----------------------------------------
RA Portfolio Vacancy                 7.4%    5.0%     7.8%     4.5%     2.6%
Overall Vacancy                      2.2%    0.9%     1.5%     3.9%     6.1%
Direct Vacancy                       1.5%    0.4%     0.7%     1.8%     2.8%

Source: Cushman & Wakefield Class A Statistics

Slide 6


LIMITED NEW SUPPLY IN RECKSON'S MARKETS

                                              MARKET                             RECKSON

                                                      % of       %            SF in       %
Sub-Market             Market SF      New Supply     Market  Pre-leased       Market    Leased
----------             ---------    ---------------  ------  ----------    ----------   ------
LONG ISLAND            27,692,404        183,355      0.7%        0%        3,952,783    96%(a)
WESTCHESTER            30,337,854              0        0%        -         3,232,474    96%
STAMFORD, CT            6,241,898              0        0%        -         1,123,915    94%
NEW JERSEY

  Northern             97,330,837      1,690,500      1.7%       52%        1,177,032    96%
  Central               1,633,500                                 -           786,722    96%
NEW YORK CITY         386,562,512      6,104,646      1.6%       83%        3,498,393    98%

   TOTAL/WGT. AVG.    483,242,279      6,756,001                 79%       13,771,319    96%

Source:  Merrill Lynch year end 2001 report
(a)   Including Reckson Executive Park, Melville, LI, the percent leased is 90%
(b) Excludes 103 JFK Parkway, Short Hills, NJ for which a lease was signed for 100% of the property after the Merrill Lynch year end report

Slide 7


HISTORICAL PORTFOLIO OCCUPANCY

[GRAPHICS OMITTED]

                  1997      1998      1999      2000      2001      1Q02
                  -----     -----     -----     -----     -----     -----
OFFICE            95.8%     96.4%     96.0%     97.2%     96.1%     96.2%
INDUSTRIAL        95.3%     96.8%     98.2%     97.5%     91.7%     92.9%

Note: Excludes properties under development
Note: Decrease in industrial occupancy reflects a 206,710 square foot lease that expired in November 2001, decreasing occupancy 300 basis points.

SLIDE 8


PORTFOLIO PERFORMANCE
SAME PROPERTY NOI GROWTH

[GRAPHICS OMITTED]

                                 THREE MONTHS (A)
                                 ----------------

                        TOTAL PORTFOLIO (B)    OFFICE PORTFOLIO (B)
                        -------------------   ---------------------
CASH NOI                      8.0%                    10.0%
GAAP NOI                      1.9%                     3.0%

TOTAL PORTFOLIO
---------------
6.4% CASH REVENUE INCREASE
2.6% OPERATING EXPENSE INCREASE
5.3% REAL ESTATE TAX INCREASE
(2.5%) OCCUPANCY DECREASE

OFFICE PORTFOLIO
----------------
7.7% CASH REVENUE INCREASE
3.5% OPERATING EXPENSE INCREASE
5.2% REAL ESTATE TAX INCREASE
(0.9%) OCCUPANCY DECREASE

(a) Based on comparison period for the three month period ended March 31, 2002 versus the three month period ended March 31, 2001
(b)   Excludes termination fees

Slide 9


PORTFOLIO PERFORMANCE
[GRAPHICS OMITTED]

FIRST QUARTER 2002 SAME SPACE AVERAGE RENT GROWTH (A)

      OFFICE RENT GROWTH:  22.8%
      -------------------------
      EXPIRING LEASES - $23.96
      NEW LEASES - $29.42

      INDUSTRIAL/R&D RENT GROWTH:  16.7%
      ----------------------------------
      EXPIRING LEASES - $5.80
      NEW LEASES - $6.77

o     RENEWED 91.1% OF EXPIRING SQUARE FOOTAGE
o     62 TOTAL LEASES EXECUTED ENCOMPASSING 857,000 SQ. FT.
o SAME SPACE FIRST QUARTER CASH INCREASE OF 13.3% FOR OFFICE AND 6.1% FOR INDUSTRIAL/R&D

(a)   Represents leases executed during the first quarter

Slide 10


OFFICE LEASING TRENDS (a) - [GRAPHICS OMITTED]

SAME SPACE AVERAGE RENT GROWTH:

1Q01              2Q01              3Q01             4Q01              1Q02
----------------------------------------------------------------------------
22.9%             23.2%             21.7%            16.3%             22.8%


NET EFFECTIVE RENT SPREAD:

1Q01              2Q01              3Q01             4Q01              1Q02
----------------------------------------------------------------------------
 6.6%              8.3%              7.3%             6.0%              8.2%


TENANT RETENTION RATE:

1Q01              2Q01              3Q01             4Q01              1Q02
----------------------------------------------------------------------------
  81%               54%               64%              60%               82%

AVERAGE LEASE TERM (YEARS):

1Q01              2Q01              3Q01             4Q01              1Q02
----------------------------------------------------------------------------
  5.9%             6.0%              4.1%             5.7%               6.3%

(a) Excludes projects under development

Slide 11


LEASE EXPIRATIONS
4.7% of Portfolio Square Feet Expiring in 2002

[GRAPHICS OMITTED]

OFFICE                              2002     2003    2004      2005     2006    2007
------                              ----     -----   -----     -----    -----   -----
Square Feet Expiring (in thousands) 718      1,195   1,258     1,759    1,713   1,144
% Square Feet Expiring              5.5%      9.2%    9.7%     13.5%    13.1%    8.8%

INDUSTRIAL                          2002     2003    2004      2005     2006    2007
----------                          ----     -----   -----     -----    -----   ----
Square Feet Expiring (in thousands)  197       671     661       919      942    306
% Square Feet Expiring              3.2%     10.8%   10.6%     14.8%    15.1%    4.9%

Slide 12


LEASE EXPIRATIONS
2002 Office Expirations - 5.5% of Total Portfolio

[GRAPHICS OMITTED]

FULL YEAR
---------
                        % SQ. FT. EXPIRING         SF EXPIRING     % OF DIVISION
                        ------------------         -----------     -------------
LONG ISLAND                    16%                   112,310              3%
WESTCHESTER                    38%                   275,301              9%
CONNECTICUT                     6%                    45,536              4%
NEW JERSEY                     17%                   123,058              7%
NEW YORK CITY                  23%                   161,496              5%

QUARTERLY
---------
                                 2Q02          3Q02          4Q02
                                 ----          ----          ----
TOTAL SQUARE FEET EXPIRING        230           271           217
(IN THOUSANDS)

SLIDE 13


LEASE EXPIRATION COMPARISON
2002 AND 2003 OFFICE PORTFOLIO

[GRAPHICS OMITTED]
AS OF MARCH 31, 2002



                                       EXPIRING RENTS VS. RECKSON FORECAST RENTS

                               TOTAL                     CBD                   SUBURBAN
                             PORTFOLIO            OFFICE PORTFOLIO          OFFICE PORTFOLIO
                      1.9 MILLION SF EXPIRING     460,000 SF EXPIRING    1.4 MILLION SF EXPIRING
                      -----------------------     -------------------    -----------------------
CASH
----
EXPIRING RENT                $26.65                     $31.34                 $25.12
FORECASTED RENT (A)          $29.32                     $41.71                 $25.33
INCREASE                        10%                        33%                     1%

GAAP
----
EXPIRING RENT                $25.88                     $31.95                 $23.84
FORECASTED RENT (A)          $30.16                     $42.32                 $25.98
INCREASE                        17%                        32%                    10%

(a) Company's forecast rent for space to be re-leased. There can be no assurance that the Company's properties can achieve such rents.

Slide 14


VALUE CREATION ACTIVITY UPDATE
REDEVELOPMENT

103 JFK Parkway   [PICTURE OMITTED]
Short Hills, New Jersey

EXECUTED LEASE WITH DUN & BRADSTREET FOR 100% OF PROPERTY

o     123,000 Square Feet
o     10 Year Lease Term
o     Total Anticipated Investment - $32.8 Million (a)
o     Anticipated Stabilized NOI Yield of 10% (a)

(a) Forward-looking statements based upon management's estimates. Actual results may differ materially.

Slide 15


VALUE CREATION ACTIVITY UPDATE
Reckson Executive Park - Melville, Long Island

GROUND-UP DEVELOPMENT: [PICTURE OMITTED]
Property 61% Leased
Leases Signed or Under Negotiation Total 75%
Anticipated Return On Investment - 11% (a)
Projected Occupancy at End of 2002 - 220,000 s.f. (a)

STACKING PLAN - 277,500 SQ. FT.

                 LEASES SIGNED                    LEASES OUT         PROPOSALS
                 -------------                    ----------         ---------
4TH FLOOR                                         38,000 s.f.        25,000 s.f.
3RD FLOOR     Zurich American Insurance Co.
                      70,000 s.f.
2ND FLOOR       Hain Celestial Group, Inc                             7,500 s.f.
                      34,988 s.f.
                   Transamerica Corp.
                      24,099 s.f.

1ST FLOOR        OSI Pharmaceutical, Inc.                            18,000 s.f.
                      36,309 s.f.
                    Drake Beam Morin
                       4,870 s.f.

TOTALS               170,266 S.F.                 38,000 S.F.        50,500 S.F.

(a) Forward-looking statements based upon management's estimates. Actual results may differ materially.

SLIDE 16


CORE REAL ESTATE OPERATIONS

                                       FIRST QUARTER 2002    FIRST QUARTER 2001
                                       ------------------    ------------------
FFO Per Share                                 $.60                   $.69
Income on FLCG Loans and RSVP JVs              .00                    .07
Core Real Estate Operations                   $.60                   $.62


Analysis of First Quarter 2002 vs. 2001 Results

     Decreased Termination Fees                         -$.01
     Investment Dilution                                -$.05
     Excess Bad Debt                                    -$.01
     Increase in NOI Plus Reduced Debt Service          +$.05

Slide 17


FINANCIAL RATIOS

                               (in millions except ratios)
                                     MARCH 31, 2002
RATIOS                                 HISTORICAL
------                                 ----------
Total Debt (a)                           $1,279
Total Equity                             $2,001
Total Market Cap                         $3,280
Interest Coverage Ratio                    3.60x
Fixed Charge Coverage Ratio                2.72x
Debt to Total Market Cap                   39.0%

(a) Including pro-rata share of joint venture debt and net of minority partners' interests

Slide 18


DEBT SCHEDULE

                               (in millions)
                              PRINCIPAL AMOUNT   WEIGHTED AVERAGE   AVERAGE TERM
                                OUTSTANDING        INTEREST RATE     TO MATURITY
                                -----------        -------------     -----------
DEBT SCHEDULE
-------------
Fixed Rate
----------
Mortgage Notes Payable            $  748.6              7.3%           9.7 yrs.
Senior Unsecured Notes            $  450.0              7.5%           5.3 yrs.
                                  --------
Subtotal/Weighted Average         $1,198.6              7.4%           8.0 yrs.

Floating Rate
-------------
Corporate Unsecured Credit Facility $217.0 (a)     LIBOR + 105bps

NO SIGNIFICANT NEAR-TERM REFINANCING NEEDS
LONG-TERM STAGGERED DEBT MATURITY SCHEDULE
[GRAPHIC OMITTED]
(maturities in millions)
                  2002  2003  2004  2005   2006  2007   2008  2009   2010   2011
                  --------------------------------------------------------------
MORTGAGE DEBT      $0    $0    $3    $19   $130   $60   $0    $100    $28   $218
UNSECURED NOTES               $100                $150        $200

LOW FLOATING RATE DEBT LEVELS
[GRAPHIC OMITTED]
Floating Rate -   15%
Fixed Rate -      85%

(a)   UNSECURED CORPORATE CREDIT FACILITY MATURES IN SEPTEMBER OF 2003

Slide 19


PREFERRED SECURITIES
As of March 31, 2002

                                                          LIQUIDATION       CURRENT     CONVERSION PRICE      ISSUANCE
                                                        PREFERENCE VALUE     YIELD          PER SHARE           DATE
                                                         (in thousands)
-----------------------------------------------------------------------------------------------------------------------
SECURITY
7 5/8 % SERIES A CONVERTIBLE CUMULATIVE PREFERRED STOCK       $229,800       7.625%           $28.51           APRIL 1998
SERIES B CONVERTIBLE CUMULATIVE PREFERRED STOCK                 50,000       8.850%           $26.05           JUNE  1999

SERIES B PREFERRED UNITS OF LIMITED PARTNERSHIP INTEREST         3,080       5.560%           $32.51           APRIL 1998
SERIES C PREFERRED UNITS OF LIMITED PARTNERSHIP INTEREST        10,581       5.560%           $29.39           APRIL 1998
SERIES D PREFERRED UNITS OF LIMITED PARTNERSHIP INTEREST         6,000       5.560%           $29.12           JULY  1998
-----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         $299,461

SLIDE 20


2002 OUTLOOK

o     Core portfolio performing well in challenging environment
         -  Increasing occupancies
         -  High renewal rates
         -  Maintaining High Net Effective Rents

o     Lease-up of development projects tracking ahead of schedule

o     Cautious near-term outlook on market
         -  Sublet space still having large impact on markets
         -  Tenant stability remains a concern

o     Positive long-term outlook on markets
         -  No new supply
         -  Sublet space should dissipate more quickly then direct space
         -  Potential for strong market recovery when job growth resumes ('04)

o     Challenging investment environment
         - Significant capital availability and limited product has created an overheated investment market
         -  Aggressively pursuing opportunities but maintaining discipline
         - Continue to pursue strategic dispositions to capitalize on strength of investment market
         - Positive stock performance has impacted ability to opportunistically repurchase shares

o     Reaffirm previously issued guidance of $2.45 - $2.55 (a)

(a) Forward-looking statements based on management's estimates. Actual results may differ materially.

  Slide 21


FORWARD-LOOKING STATEMENTS

Estimates of future FFO per share and certain other matters discussed herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, forward-looking statements are not guarantees of results and no assurance can be given that the expected results will be delivered. Such forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those expected. Among those risks, trends and uncertainties are the general economic climate, including the conditions affecting industries in which our principal tenants compete; changes in the supply of and demand for office and industrial properties in the New York Tri-State area; changes in interest rate levels; downturns in rental rate levels in our markets and our ability to lease or re-lease space in a timely manner at current or anticipated rental rate levels; the availability of financing to us or our tenants; changes in operating costs, including utility costs; repayment of debt owed to the Company by third parties (including FrontLine Capital Group); risks associated with joint ventures; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson is subject to the reporting requirements of the Securities and Exchange Commission and undertakes no responsibility to update or supplement information contained in this presentation that subsequently becomes untrue.